Exhibit 99.1

LETTER OF ELECTION AND TRANSMITTAL

To Offer to Exchange Ordinary Shares

(together with the associated preferred share purchase rights)

of

ASPEN INSURANCE HOLDINGS LIMITED

for

0.9197 Endurance Specialty Holdings Ltd. Ordinary Shares

or

$49.50 in Cash

or

a Combination of 0.5518 Endurance Specialty Holdings Ltd.

Ordinary Shares and $19.80 in Cash,

subject to the proration procedures described in the Prospectus/Offer to Exchange dated June 9, 2014 and this Letter of Election and Transmittal,

by

ENDURANCE SPECIALTY HOLDINGS LTD.

Pursuant to the Prospectus/Offer to Exchange dated June 9, 2014

THE EXCHANGE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON FRIDAY, AUGUST 29, 2014, UNLESS EXTENDED. SHARES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

The Exchange Agent for the Exchange Offer is:

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DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)
	Share Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed by shareholders tendering by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

DELIVERY OF THIS LETTER OF ELECTION AND TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH BELOW, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF ELECTION AND TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF ELECTION AND TRANSMITTAL IS COMPLETED.

This Letter of Election and Transmittal is to be used for the exchange of ordinary shares, par value $0.15144558¢ per share (together with the associated preferred share purchase rights, the “Aspen common shares”), of Aspen Insurance Holdings Limited, a Bermuda exempted company (“Aspen”). Tendering Aspen shareholders may use this form if certificates evidencing Aspen common shares are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of Aspen common shares is to be made by book-entry transfer to the account of Computershare (the “Exchange Agent”) at the book-entry transfer facility pursuant to the procedures set forth in the section of the Prospectus/Offer to Exchange dated June 9, 2014 (the “Prospectus/Offer to Exchange”) titled “The Exchange Offer—Procedure for Tendering.”

Holders whose certificates evidencing Aspen common shares are not immediately available or who cannot deliver their certificates evidencing Aspen common shares and all other required documents to the Exchange Agent on or prior to the expiration time of the Exchange Offer (as defined herein), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Aspen common shares according to the guaranteed delivery procedures set forth in the section of the Prospectus/Offer to Exchange titled “The Exchange Offer—Procedure for Tendering.” See Instruction 2 below. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

The undersigned hereby tenders for exchange the Aspen common shares described under “Description of Shares Tendered” above pursuant to the terms and conditions of this Letter of Election and Transmittal and the Prospectus/Offer to Exchange. Such tenders are subject to the elections specified below under the heading “Exchange Offer Election” (the “Exchange Offer Elections”) below, or if no Exchange Offer Election is specified, will be deemed tendered with no election. See “The Exchange Offer—Elections and Proration—Consequences of Tendering with No Election” in the Prospectus/Offer to Exchange.

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EXCHANGE OFFER ELECTION

(See Instruction 13)

                    NUMBER OF SHARES TENDERED FOR 0.9197 ORDINARY SHARES, PAR VALUE $1.00 PER SHARE, OF ENDURANCE (“ENDURANCE COMMON SHARES”), SUBJECT TO PRORATION AND THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL ENDURANCE COMMON SHARES.

                    NUMBER OF SHARES TENDERED FOR $49.50 IN CASH, LESS WITHHOLDING TAXES AND WITHOUT INTEREST, SUBJECT TO PRORATION AND THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL ENDURANCE COMMON SHARES.

                    NUMBER OF SHARES TENDERED FOR A COMBINATION OF 0.5518 ENDURANCE COMMON SHARES AND $19.80 IN CASH, LESS WITHHOLDING TAXES AND WITHOUT INTEREST, SUBJECT TO THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL ENDURANCE COMMON SHARES (A “CASH/STOCK ELECTION”).

ANY SHARES TENDERED BUT FOR WHICH NO ELECTION IS MADE ABOVE WILL BE DEEMED TO HAVE BEEN TENDERED WITHOUT AN ELECTION, AND THE TENDERED SHARES WILL BE TREATED AS IF A CASH/STOCK ELECTION HAD BEEN MADE WITH RESPECT TO SUCH SHARES, AS DESCRIBED IN THE SECTION OF THE PROSPECTUS/OFFER TO EXCHANGE TITLED “THE EXCHANGE OFFER—ELECTIONS AND PRORATION—CONSEQUENCES OF TENDERING WITH NO ELECTION.”

LOST CERTIFICATES

☐ CHECK HERE IF CERTIFICATES(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9 BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY.

Ladies and Gentlemen:

The undersigned hereby tenders to Endurance Specialty Holdings Ltd., a Bermuda exempted company (“Endurance”), each of the above-described ordinary shares, par value 0.15144558¢ per share (the “Aspen common shares”), of Aspen Insurance Holdings Limited, a Bermuda exempted company (“Aspen”), pursuant to Endurance’s offer to exchange for each Aspen common share tendered and not validly withdrawn in the Exchange Offer (as defined below), at the election of the holder of such Aspen common shares, one of the following:

•	0.9197 ordinary shares, par value $1.00 per share, of Endurance (“Endurance common shares” and, such election, a “Stock Election”);

•	$49.50 in cash (less applicable withholding taxes and without interest) (such election, a “Cash Election”); or

•	a combination of 0.5518 Endurance common shares and $19.80 in cash (less applicable withholding taxes and without interest) (such election, a “Cash/Stock Election”),

subject to the proration procedures described in the Prospectus/Offer to Exchange, receipt of which is hereby acknowledged, and in this Letter of Election and Transmittal (which together, as amended, supplemented or modified from time to time, constitute the “Exchange Offer”), and cash in lieu of fractional Endurance common shares, upon the terms and subject to the conditions of the Exchange Offer.

Both the Cash Election and the Stock Election are subject to proration and adjustment procedures to ensure that the total amount of cash paid and the total number of Endurance common shares exchanged in the Exchange Offer will be equal to the total amount of cash and number of Endurance common shares that would have been exchanged if all of the tendering Aspen

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shareholders had made a Cash/Stock Election. The elections of other Aspen shareholders will affect whether a tendering Aspen shareholder that makes a Cash Election or a Stock Election receives solely the type of consideration elected or if a portion of such Aspen shareholder’s tendered Aspen common share is exchanged for another form of consideration. In addition, Aspen shareholders who otherwise would be entitled to receive a fractional Endurance common share will instead receive cash in lieu of any fractional Endurance common share such holder may have otherwise been entitled to receive, as described herein. Please see the sections of the Prospectus/Offer to Exchange titled “The Exchange Offer—Elections and Proration” for a description of the proration procedure and “The Exchange Offer—Cash In Lieu of Fractional Endurance Common Shares” for a description of the treatment of fractional Endurance common shares.

The Exchange Offer expires at 5:00 p.m., Eastern time, on Friday, August 29, 2014, unless extended as described in the Prospectus/Offer to Exchange (as extended, the “expiration time of the Exchange Offer”). The undersigned understands that Endurance reserves the right to transfer or assign, in whole at any time or from time to time in part, to one or more of its affiliates, the right to exchange all or any portion of the Aspen common shares tendered pursuant to the Exchange Offer, but any such transfer or assignment will not relieve Endurance of its obligations under the Exchange Offer or prejudice the undersigned’s rights to exchange Aspen common shares validly tendered and accepted for exchange pursuant to the Exchange Offer.

Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance of Aspen common shares tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby (a) sells, assigns and transfers to, or upon the order of, Endurance all right, title and interest in and to all of the Aspen common shares that are being tendered hereby (and any and all dividends, distributions, rights, other Aspen common shares or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof on or after the date of the Prospectus/Offer to Exchange, other than any quarterly cash dividends paid in the ordinary course of business consistent with past practices to holders of Aspen common shares (collectively, “Distributions”)), (b) releases and discharges, to the fullest extent permitted by applicable law, Endurance and its affiliates and assigns from any and all claims that the undersigned may have now, or may have in the future, arising out of, or related to, such Aspen common shares, including any claims that the undersigned is entitled to receive additional payments with respect to such Aspen common shares and all Distributions and (c) irrevocably appoints Computershare (the “Exchange Agent”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Aspen common shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Aspen common shares and Distributions), to (i) deliver certificates evidencing such Aspen common shares and all Distributions, or transfer ownership of such Aspen common shares and all Distributions on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Endurance, (ii) present such Aspen common shares and all Distributions for transfer on the books of Aspen (to the extent required by, or at the direction of, Endurance and as permitted under Bermuda law and Aspen’s memorandum of association and bye-laws), and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Aspen common shares and all Distributions, all in accordance with the terms of the Exchange Offer.

By executing this Letter of Election and Transmittal, or through delivery of an Agent’s Message, as defined in the section of the Prospectus/Offer to Exchange titled “The Exchange Offer—Procedure for Tendering,” the tendering shareholder irrevocably appoints designees of Endurance as such shareholder’s agents, attorneys-in-fact and proxies, each with full power of substitution, to the fullest extent of such shareholder’s rights with respect to the Aspen common shares tendered by such shareholder and accepted for exchange by Endurance (and all Distributions relating thereto). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Aspen common shares (and all Distributions relating thereto). Such appointment will be effective when, and only to the extent that, Endurance accepts such Aspen common shares for exchange. Upon appointment, all prior powers of attorney and proxies given by such shareholder with respect to such Aspen common shares (and all Distributions relating thereto) will be revoked, without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consent executed by such shareholder (and, if given or executed, will not be deemed to be effective) with respect thereto. The

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designees of Endurance will, with respect to the Aspen common shares (and all Distributions relating thereto) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such shareholder as they in their discretion may deem proper at any annual or special general meeting of Aspen shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Endurance reserves the right to require that, in order for Aspen common shares to be deemed validly tendered, immediately upon Endurance’s acceptance of Aspen common shares for exchange, Endurance must be able to exercise full voting, consent and other rights with respect to such Aspen common shares and all Distributions relating thereto.

The foregoing proxies are effective only upon acceptance for exchange of Aspen common shares tendered pursuant to the Exchange Offer. The Exchange Offer does not constitute a solicitation of proxies, absent an exchange of Aspen common shares, for any meeting of Aspen shareholders, which will be made only pursuant to separate proxy or solicitation materials complying with the requirements of the rules and regulations of the United States Securities and Exchange Commission.

The undersigned hereby represents and warrants that (1) the undersigned owns the Aspen common shares being tendered and all Distributions relating thereto, (2) the undersigned has full power and authority to tender, sell, assign and transfer the Aspen common shares and all Distributions relating thereto tendered hereby and (3) when such Aspen common shares are accepted for exchange by Endurance, Endurance will acquire good, marketable and unencumbered title thereto and to all Distributions relating thereto, free and clear of all liens, restrictions, charges and encumbrances, and none of such Aspen common shares or any Distributions relating thereto will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Endurance to be necessary or desirable to complete the sale, assignment and transfer of Aspen common shares and all Distributions relating thereto tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Endurance all Distributions in respect of Aspen common shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Endurance shall be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration for the Aspen common shares tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Endurance in its discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus/Offer to Exchange, this tender is irrevocable.

The undersigned understands that the valid tender of Aspen common shares pursuant to any one of the procedures described in the section of the Prospectus/Offer to Exchange titled “The Exchange Offer—Procedure for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and Endurance upon the terms and subject to the conditions of the Exchange Offer (and, if the Exchange Offer is extended, amended, supplemented or earlier terminated, the terms or conditions of any such extension, amendment, supplement or termination). The undersigned recognizes that under certain circumstances set forth in the Prospectus/Offer to Exchange, Endurance may not be required to accept for exchange any of the Aspen common shares tendered hereby.

The undersigned understands that the delivery and surrender of Aspen common shares that the undersigned has tendered is not effective, and the risk of loss of such Aspen common shares does not pass to the Exchange Agent, unless and until the Exchange Agent receives this Letter of Election and Transmittal, duly completed and signed, or an Agent’s Message (as discussed in the Prospectus/Offer to Exchange in the section titled “The Exchange Offer—Procedure for Tendering”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Endurance and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF ASPEN COMMON SHARES WILL BE DETERMINED BY ENDURANCE, IN ITS DISCRETION, AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING ASPEN SHAREHOLDERS TO THE

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FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of Aspen common shares will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of Endurance or any of its affiliates or assigns, the Exchange Agent, the Information Agent (identified on the back page of this Letter of Election and Transmittal), or any other person is or will be under any duty to give notification of any defect or irregularity in the tender of any Aspen common shares, or to waive any such defect or irregularity, or will incur any liability for failure to give any such notification or waiver.

Unless otherwise indicated below under “Special Issuance Instructions,” the undersigned hereby requests that the certificates for Endurance common shares (or, at Endurance’s election, evidence of book-entry of Endurance common shares) and a check for cash (including any cash in lieu of fractional Endurance common shares) and the return of any certificates evidencing Aspen common shares not tendered or not accepted for exchange, be issued in the name(s) of the registered holder(s) appearing above in the box titled “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the box titled “Special Delivery Instructions,” the undersigned hereby requests that the certificates for Endurance common shares (or, at Endurance’s election, evidence of book-entry of Endurance common shares) and a check for cash (including any cash in lieu of fractional Endurance common shares) and any certificates evidencing Aspen common shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) be mailed to the address(es) of the registered holders(s) appearing above in the box titled “Description of Shares Tendered.” In the event that the boxes below titled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for Endurance common shares (or, at Endurance’s election, evidence of book-entry of Endurance common shares) and a check for cash (including any cash in lieu of fractional Endurance common shares) and the return of any certificates evidencing Aspen common shares not tendered or not accepted for exchange, be issued in the name(s) of, and any certificates or other evidence (and accompanying documents, as appropriate) be mailed to, the person(s) so indicated. Shareholders tendering Aspen common shares by book-entry transfer may request that Aspen common shares not exchanged be credited to such account at the book-entry transfer facility as such shareholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such Aspen common shares not exchanged will be returned by crediting the account at the book-entry transfer facility designated herein. The undersigned recognizes that Endurance has no obligation, pursuant to the “Special Issuance Instructions” or otherwise to transfer any Aspen common shares from the name of the registered holder(s) thereof if Endurance does not accept for exchange any of the Aspen common shares so tendered.

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SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for Endurance common shares (or, at Endurance’s election, evidence of book-entry of Endurance common shares), the check for cash payable pursuant to the Exchange Offer (less applicable withholding taxes and without interest), if applicable, and/or certificates evidencing Aspen common shares not tendered or not accepted for exchange, are to be issued in the name of someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

Issue (please check one or both, as applicable):

☐ Check	☐ Share Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Form W-9 attached; foreign shareholder see appropriate Form W-8)

☐ Credit Aspen common shares tendered by book-entry transfer, but not exchanged, to the account number at the book-entry transfer facility set forth below.

Account Number:

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SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for Endurance common shares (or, at Endurance’s election, evidence of book-entry of Endurance common shares), the check for cash payable pursuant to the Exchange Offer (less applicable withholding taxes and without interest), if applicable, and/or certificates evidencing Aspen common shares not tendered or not accepted for exchange, are to be sent to an address other than the address(es) of the registered holders(s) listed above in the box titled “Description of Shares Tendered.”

Mail (please check one or both, as applicable):

☐ Check            ☐ Share Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Form W-9 attached; foreign shareholder see appropriate Form W-8)

Account Number:

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IMPORTANT—SIGN HERE

(Please Complete Form W-9 Below)

Dated:

(Signature(s) of Shareholder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 below.)

Name:

(Please Print)

Capacity (Full Title):

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Form W-9 attached; foreign shareholder see appropriate Form W-8)

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GUARANTEE OF SIGNATURE(S)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY

REQUIRED

Authorized Signature:

Name:

(Please Print)

Title:

(Please Print)

Name of Firm:

Address:

(Zip Code)

Area Code and Telephone Number:

Dated:

PLACE MEDALLION GUARANTEE IN SPACE BELOW

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INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Guarantee of Signatures. A signature guarantee is required on this Letter of Election and Transmittal if (a) this Letter of Election and Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of Aspen common shares, (b) this Letter of Election and Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of Aspen common shares and such holder(s) have not completed either the box titled “Special Issuance Instructions” or the box titled “Special Delivery Instructions” on this Letter of Election and Transmittal or (c) if Aspen common shares are tendered for the account of a financial institution that is a member of the Securities Transfer Agents Medallion Signature Program or by any other “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an “Eligible Institution”). In all cases, all signatures on this Letter of Election and Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Election and Transmittal is to be completed by Aspen shareholders either if certificates evidencing Aspen common shares are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Aspen common shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus/Offer to Exchange. For a shareholder to validly tender Aspen common shares pursuant to the Exchange Offer, either (a) a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), together with the required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration time of the Exchange Offer and either (i) certificates evidencing Aspen common shares must be received by the Exchange Agent at one of such addresses prior to the expiration time of the Exchange Offer or (ii) all Aspen common shares delivered electronically must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus/Offer to Exchange, and a book-entry confirmation must be received by the Exchange Agent prior to the expiration time of the Exchange Offer or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

Shareholders whose certificates evidencing Aspen common shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration time of the Exchange Offer or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Aspen common shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

Pursuant to such guaranteed delivery procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Endurance, must be received by the Exchange Agent prior to the expiration time of the Exchange Offer and (c) certificates evidencing Aspen common shares, in proper form for transfer (or a book-entry confirmation with respect to all tendered Aspen common shares), together with a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), with the required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and other documents required by this Letter of Election and Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the New York Stock Exchange is open for business.

The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of the book-entry confirmation which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the Aspen common shares that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Election and Transmittal and that Endurance may enforce such agreement against the participant.

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THE METHOD OF DELIVERY OF THE ASPEN COMMON SHARES, THIS LETTER OF ELECTION AND TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Aspen common shares will be accepted for tender or exchange. By execution of this Letter of Election and Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Aspen common shares for exchange.

3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Aspen common shares tendered and the certificate numbers evidencing such Aspen common shares, if applicable, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all Aspen common shares evidenced by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of Aspen common shares that are to be tendered in the column titled “Number of Shares Tendered.” In such cases, new certificates evidencing the remainder of the Aspen common shares that were evidenced by the old certificates, but that were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box titled “Description of Shares Tendered,” unless otherwise provided in the box(es) titled “Special Delivery Instructions” and/or “Special Issuance Instructions” herein, as soon as practicable after the expiration time of the Exchange Offer or the termination of the Exchange Offer. All Aspen common shares evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of Aspen common shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such Aspen common shares without alteration, enlargement or any other change whatsoever.

If any Aspen common shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Election and Transmittal.

If any Aspen common shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations of such Aspen common shares.

If this Letter of Election and Transmittal is signed by the registered holder(s) of Aspen common shares tendered hereby, no endorsements of certificates evidencing Aspen common shares or separate stock powers are required, unless the Endurance common shares are to be issued to, or certificates evidencing Aspen common shares not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing Aspen common shares tendered, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on all certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Election and Transmittal or any certificate evidencing Aspen common shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Endurance of such person’s authority so to act must be submitted.

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6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Endurance will pay all stock transfer taxes with respect to the transfer of any Aspen common shares to it, or by its order, pursuant to the Exchange Offer. If, however, issuance of Endurance common shares is to be made to, or certificate(s) evidencing Aspen common shares not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates evidencing Aspen common shares are registered in the name of any person other than the person(s) signing this Letter of Election and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of such issuance or transfer to such other person will be deducted from the consideration to be received by such shareholder for the exchange of such Aspen common shares in the Exchange Offer, unless evidence satisfactory to Endurance of the payment of such taxes, or exemption therefrom, is submitted.

7. Special Issuance and Delivery Instructions. If certificates (or, at Endurance’s election, evidence of book-entry transfer) for Endurance common shares and, if applicable, any Aspen common shares not tendered or not accepted for exchange or a check for cash (including any cash in lieu of fractional Endurance common shares) are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box titled “Description of Shares Tendered” or if any certificates evidencing Aspen common shares not tendered or not exchanged or a check are to be sent to someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered” or to the registered holder(s) listed above in the box titled “Description of Shares Tendered” at an address other than that listed above in the box titled “Description of Shares Tendered,” the appropriate boxes on this Letter of Election and Transmittal should be completed. Shareholders tendering Aspen common shares by book-entry transfer may request that Aspen common shares not exchanged be credited to such account at the book-entry transfer facility as such shareholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such Aspen common shares not exchanged will be returned by crediting the account at the book-entry transfer facility designated above.

8. Important Tax Information for Aspen Shareholders. Under current U.S. federal income tax law, the Exchange Agent (as payer) may be required under the backup withholding rules to withhold a portion of any payments made to certain Aspen shareholders (or other payees) pursuant to the Exchange Offer and the second-step merger or as a result of the exercise of appraisal/dissenters’ rights, if any, in connection with the second-step merger. To avoid such backup withholding, each tendering Aspen shareholder must timely provide the Exchange Agent with such shareholder’s correct taxpayer identification number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9, attached hereto (or available from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at http://www.irs.gov), or otherwise establish a basis for exemption from backup withholding (currently imposed at a rate of 28%). Certain Aspen shareholders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt Aspen shareholders should furnish their TIN, check the box labeled “Exempt from backup withholding,” and sign, date and send the IRS Form W-9 to the Exchange Agent. Foreign persons, including entities, may qualify as exempt recipients by submitting to the Exchange Agent a properly completed IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that shareholder’s foreign status. The applicable IRS Form W-8BEN can be obtained from the IRS or from the Exchange Agent. If an Aspen shareholder is an individual who is a U.S. citizen or resident, the TIN is generally his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS and/or payments made with respect to Aspen common shares exchanged pursuant to the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements, if done willfully, may also result in the imposition of criminal and/or civil fines and penalties. See IRS Form W-9 attached hereto for additional information.

If backup withholding applies, the Exchange Agent is required to withhold on any payments made to the Aspen shareholder (or other payee). Backup withholding is not an additional tax. An Aspen shareholder subject to the backup withholding rules will be allowed a credit of the amount withheld against such shareholder’s U.S. federal income tax liability, and, if backup withholding results in an overpayment of tax, such shareholder may be entitled to a refund, provided the requisite information is correctly furnished to the IRS in a timely manner.

9. Mutilated, Lost, Stolen or Destroyed Certificates. If the certificate(s) representing Aspen common shares to be tendered have been mutilated, lost, stolen or destroyed, shareholders should (a) complete this Letter of Election and

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Transmittal and check the appropriate box above and (b) contact Computershare, the transfer agent for Aspen common shares, immediately by calling (800) 522-6645. The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This Letter of Election and Transmittal and related documents cannot be processed until the mutilated, lost, stolen or destroyed certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Election and Transmittal.

10. Waiver of Conditions. Except as described in the Prospectus/Offer to Exchange, the conditions of the Exchange Offer may be waived, in whole or in part, by Endurance, in its discretion, at any time and from time to time prior to the expiration time of the Exchange Offer, in the case of any Aspen common shares tendered.

11. Questions and Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number as set forth on the back page of this Letter of Election and Transmittal. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Election and Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Exchange Offer.

12. Withdrawal of Tenders. A tender of Aspen common shares may be withdrawn at any time prior to the expiration time of the Exchange Offer (or such later time as described in the Prospectus/Offer to Exchange under “The Exchange Offer—Withdrawal Rights”) by delivery to the Exchange Agent at its address set forth on the cover of this Letter of Election and Transmittal of a written or facsimile notice of withdrawal in accordance with the instructions set forth in the Prospectus/Offer to Exchange.

13. Election Procedure; Revocation or Change of Election. The “Exchange Offer Election” section must be completed if you desire to elect the type of consideration to be received in exchange for the Aspen common shares being tendered hereby. If an election is not properly made, the tendering Aspen shareholder will be deemed to have been tendered without an election, and any such tendered Aspen common shares will be deemed to be subject to a Cash/Stock Election as described in “The Exchange Offer—Elections and Proration—Consequences of Tendering with No Election” in the Prospectus/Offer to Exchange. Exchange Offer elections (whether actual or deemed) are irrevocable, except that Aspen common shares tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the expiration time of the Exchange Offer (or such later time as described in the Prospectus/Offer to Exchange under “The Exchange Offer—Withdrawal Rights”). After an effective withdrawal, Aspen common shares may be retendered with another election or with no election by submitting to the Exchange Agent a completed replacement of this Letter of Election and Transmittal (and any other documents required in connection with the Exchange Offer for properly tendering Aspen common shares) prior to the expiration time of the Exchange Offer.

14. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Aspen common shares and any notice of withdrawal will be determined by Endurance, in its discretion, which determination shall be final and binding to the fullest extent permitted by law. Endurance reserves the absolute right to reject any and all tenders of Aspen common shares determined by it to not be in proper form or the acceptance of or exchange for which may, in the opinion of Endurance’s counsel, be unlawful. Endurance also reserves the absolute right to waive any defect or irregularity in the tender of any Aspen common shares of any particular Aspen shareholder, whether or not similar defects or irregularities are waived in the case of other Aspen shareholders. No tender of Aspen common shares will be deemed to be validly made until all defects and irregularities with respect thereto have been cured or waived. None of Endurance or any of its affiliates or assigns, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defect or irregularity in the tender of Aspen common shares, or to waive any such defect or irregularity, and none of them will incur any liability for failure to give any such notice or waiver. Endurance’s interpretation of the terms and conditions of the Exchange Offer, including this Letter of Election and Transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT: THIS LETTER OF ELECTION AND TRANSMITTAL, TOGETHER WITH THE SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER

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REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME OF THE EXCHANGE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME OF THE EXCHANGE OFFER, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Facsimiles of this Letter of Election and Transmittal, properly completed and duly signed, will be accepted. In such case, a Letter of Election and Transmittal and certificates evidencing Aspen common shares and any other required documents should be sent or delivered by each shareholder or such shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth herein.

Endurance is not aware of any jurisdiction where the making of the Exchange Offer or the tendering of Aspen common shares in connection therewith would not be in compliance with the laws of such jurisdiction. If Endurance becomes aware of any jurisdiction in which the making of the Exchange Offer or the tender of Aspen common shares in connection therewith would not be in compliance with applicable law, Endurance will make a good faith effort to comply with any such law. If, after such good faith effort, Endurance cannot comply with any such law, the Exchange Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Aspen common shares in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Exchange Offer to be made by a licensed broker or dealer, the Exchange Offer shall be deemed to be made on behalf of Endurance by Georgeson Securities Corporation or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

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Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:	Exemptions (see instructions):
☐ Individual/sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
Exempt payee code (if any)
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶	Exemption from FATCA reporting code (if any)
Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

Form W-9 (Rev. 8-2013)	Page 3

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Form W-9 (Rev. 8-2013)	Page 4

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.
*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone number as set forth below. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Election and Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Exchange Offer.

The Exchange Agent for the Exchange Offer is:

By Mail:	By Overnight Courier:

Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

By Facsimile:

(For Eligible Institutions Only)

617-360-6810

Confirm Facsimile Transmission:

781-575-2332

The Information Agent for the Exchange Offer is:

480 Washington Boulevard, 26th Floor

Jersey City, New Jersey 07310

Shareholders, Banks and Brokers

Call Toll Free (877) 278-9672

Email: enduranceaspen@georgeson.com

Corp Actions Vol COY ENHS